UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 16, 2015

Genesis Healthcare, Inc.
(Exact Name of Registrant Specified in Charter)

Delaware	001-33459	20-3934755
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

101 East State Street Kennett Square, PA	19348
(Address of Principal Executive Offices)	(Zip Code)

(610) 444-6350
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On February 19, 2015, Genesis Healthcare, Inc. issued the press release furnished herewith as Exhibit 99.1 reporting the results of operation of each of FC-GEN Operations Investment LLC (“Genesis”) and Skilled Healthcare Group, Inc. (“Skilled”) for the year ended December 31, 2014 and providing guidance for the projected financial results of Genesis Healthcare, Inc. for fiscal 2015.
Certain information contained in the press release furnished as Exhibit 99.1 with this Current Report on Form 8-K, for each of Genesis and Skilled, refer to Non-GAAP measures and other definitions specific to those businesses, respectively.
Definitions of Non-GAAP measures used in the press release:
The following is a glossary of terms for some key performance indicators and Non-GAAP measures used in reference to Genesis:
“Actual Patient Days” is defined as the number of residents occupying a bed (or units in the case of an assisted living center) for one qualifying day in that period;
“Adjusted EBITDA” is defined as EBITDA adjusted for (1) the conversion to cash basis leases (2) newly acquired or constructed businesses with start-up losses and (3) other adjustments. See “Reasons for Non-GAAP Financial Disclosure” for an explanation of the adjustments and a description of Genesis’ uses of, and the limitations associated with non-GAAP measures.
“Adjusted EBITDAR” is defined as EBITDAR adjusted for (1) the conversion to cash basis leases (2) newly acquired or constructed businesses with start-up losses and (3) other adjustments. See “Reasons for Non-GAAP Financial Disclosure” for an explanation of the adjustments and a description of Genesis’ uses of, and the limitations associated with non-GAAP measures.
“Available Patient Days” is defined as the number of available beds (or units in the case of an assisted living center) multiplied by the number of days in that period;
“Average Daily Census” or “ADC” is the number of residents occupying a bed (or units in the case of an assisted living center) over a period of time, divided by the number of calendar days in that period;
“EBITDA” is defined as EBITDAR less lease expense. See “Reasons for Non-GAAP Financial Disclosure” for an explanation of the adjustments and a description of Genesis’ uses of, and the limitations associated with non-GAAP measures.
“EBITDAR” is defined as net income or loss before depreciation and amortization expense, interest expense, lease expense, loss (gain) on extinguishment of debt, other (income) loss, transaction costs, long-lived asset impairment, income tax expense (benefit) and loss from discontinued operations. See “Reasons for Non-GAAP Financial Disclosure” for an explanation of the adjustments and a description of Genesis’ uses of, and the limitations associated with non-GAAP measures.
“Insurance” refers collectively to commercial insurance and managed care payor sources, but does not include managed care payers serving Medicaid residents, which are included in the Medicaid category;
“Occupancy Percentage” is measured as the percentage of Actual Patient Days relative to the Available Patient Days;
“Skilled Mix” refers collectively to Medicare and Insurance payor sources.
“Therapist Efficiency” is computed by dividing billable labor minutes related to patient care by total labor minutes for the period.
The following is a glossary of terms for Non-GAAP measures used in reference to Skilled:
“EBITDA” is defined as net (loss) income before depreciation, amortization and interest expense (net of interest income) and the provision for income taxes.
“EBTDA margin” is EBITDA as a percentage of revenue.
“Adjusted EBITDA” is EBITDA adjusted for non-core business items, which for the periods presented in this report includes gains or losses on debt retirement costs, impairment charges, litigation settlement costs, combination related expenses, the loss on disposal of property and equipment, expenses related to the exploration of strategic alternatives, and exit costs related to the disposition of certain of our operations in Northern California (each to the extent applicable in the appropriate period.)
“EBITDAR” is defined as net (loss) income before depreciation, amortization, interest expense (net of interest income), the provision for income taxes and rent cost of revenue.
“EBITDAR” margin is EBITDAR as a percentage of revenue.
“Adjusted EBITDAR” is EBITDAR adjusted for the non-core business items listed above for the definition of Adjusted EBITDA (each to the extent applicable in the appropriate period.)

Reasons for Non-GAAP Financial Disclosure:
The press release includes references to EBITDAR, Adjusted EBITDAR, EBITDA and Adjusted EBITDA, which are non-GAAP financial measures. For purposes of SEC Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position and cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable financial measure calculated and presented in accordance with GAAP in the statement of operations, balance sheet or statement of cash flows (or equivalent statements) of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable financial measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Genesis has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.
Genesis’ management believes that the presentation of EBITDAR, Adjusted EBITDAR, EBITDA and Adjusted EBITDA provides useful information to investors regarding Genesis’ results of operations because these financial measures are useful for trending, analyzing and benchmarking the performance and value of its business. By excluding certain expenses and other items that may not be indicative of its core business operating results, these non-GAAP financial measures:
•allow investors to evaluate its performance from management’s perspective, resulting in greater transparency with respect to supplemental information used by Genesis in its financial and operational decision making;
•facilitate comparisons with prior periods and reflect the principal basis on which management monitors financial performance;
•facilitate comparisons with the performance of others in the post acute industry;
•provide better transparency as to the relationship each reporting period between Genesis’ cash basis lease expense and the level of operating earnings available to fund its lease expense; and
•allow investors to view Genesis’ financial performance and condition in the same manner its significant landlords and lenders require it to report financial information to them in connection with determining its compliance with financial covenants.
 Genesis uses EBITDAR, Adjusted EBITDAR, EBITDA and Adjusted EBITDA primarily as performance measures and believes that the GAAP financial measure most directly comparable to them is net income (loss). Genesis uses EBITDAR, Adjusted EBITDAR, EBITDA and Adjusted EBITDA as measures to assess the relative performance of its operating businesses, as well as the employees responsible for operating such businesses. EBITDAR, Adjusted EBITDAR, EBITDA and Adjusted EBITDA are useful in this regard because they do not include such costs as interest expense, income taxes and depreciation and amortization expense which may vary from business unit to business unit depending upon such factors as the method used to finance the original purchase of the business unit or the tax law in the state in which a business unit operates. By excluding such factors when measuring financial performance, many of which are outside of the control of the employees responsible for operating Genesis’ business units, management is better able to evaluate the operating performance of the business unit and the employees responsible for business unit performance. Consequently, management uses these non-GAAP measures to determine the extent to which Genesis’ employees have met performance goals, and therefore may or may not be eligible for incentive compensation awards.
Genesis also uses EBITDAR, Adjusted EBITDAR, EBITDA and Adjusted EBITDA in its annual budget process. Genesis believes these non-GAAP measures facilitate internal comparisons to historical operating performance of prior periods and external comparisons to competitors’ historical operating performance. The presentation of these non-GAAP financial measures is consistent with Genesis’ past practice and Genesis believes these measures further enable investors and analysts to compare current non-GAAP measures with non-GAAP measures presented in prior periods.
Although Genesis uses EBITDAR, Adjusted EBITDAR, EBITDA and Adjusted EBITDA as financial measures to assess the performance of Genesis’ business, the use of these non-GAAP measures is limited because they do not consider certain material costs necessary to operate its business. These costs include Genesis’ lease expense (only in the case of EBITDAR and Adjusted EBITDAR), the cost to service its debt, the depreciation and amortization associated with its long-lived assets, losses (gains) on extinguishment of debt, transaction costs, long-lived asset impairment charges, federal and state income tax expenses, the operating results of its discontinued businesses and the income or loss attributed to non-controlling interests. Because EBITDAR, Adjusted EBITDAR, EBITDA and Adjusted EBITDA do not consider these important elements of Genesis’ cost structure, a user of Genesis’ financial information who relies on EBITDAR, Adjusted EBITDAR, EBITDA or Adjusted EBITDA as the only measures of Genesis’ performance could draw an incomplete or misleading conclusion regarding Genesis’ financial performance. Consequently, a user of Genesis’ financial information should consider net income (loss) as an important measure of its financial performance because it provides the most complete measure of Genesis’ performance.
Other companies may define EBITDAR, Adjusted EBITDAR, EBITDA and Adjusted EBITDA differently and, as a result, Genesis’ non-GAAP measures may not be directly comparable to those of other companies. EBITDAR, Adjusted EBITDAR, EBITDA and Adjusted EBITDA do not represent net income (loss), as defined by GAAP. EBITDAR, Adjusted EBITDAR, EBITDA and Adjusted EBITDA should be considered in addition to, not a substitute for, or superior to, GAAP financial measures.

This information and the information contained in the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K is not incorporated by reference into any filings of the Company made under the Securities Act of 1933, as amended, whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in the filing, unless specifically stated so therein.
Item 4.01 Changes in Registrant’s Certifying Accountant
On February 2, 2015, the combination (the “Transaction”) contemplated by the Purchase and Contribution Agreement, dated as of August 18, 2014, as amended, between Genesis Healthcare, Inc. (f/k/a Skilled Healthcare Group, Inc.) (the “Company”) and FC-GEN Operations Investment, LLC (“FC-GEN”) was consummated. The Transaction was treated as a “reverse acquisition” for accounting purposes and, as such, the historical financial statements of the accounting acquirer, FC-GEN, which were audited by KPMG LLP (“KPMG”), will become the historical financial statements of the Company.
(a) On February 16, 2015, the Audit Committee of the Company chose to (i) dismiss Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm, and (ii) formally engage KPMG to be the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2015. The dismissal of E&Y will become effective upon the issuance by E&Y of its reports on the Company’s consolidated financial statements as of and for the fiscal year ending December 31, 2014 and the effectiveness of internal control over financial reporting as of December 31, 2014 for inclusion in the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2014.
E&Y’s reports on the Company’s financial statements for the fiscal years ended December 31, 2013 and 2012 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles. In addition, during the Company’s two most recent fiscal years and through the date of this report, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.
The Company has provided E&Y with a copy of the foregoing disclosures and requested that E&Y furnish a letter addressed to the Securities and Exchange Commission stating whether it agreed with the above statements made by the Company. A copy of such letter, dated February 19, 2015, is filed as Exhibit 16.1 to this Form 8-K, and incorporated herein by reference.
(b) During the fiscal years ended December 31, 2013 and 2012, and subsequent period through the date of this report, neither the Company nor anyone on its behalf consulted with KPMG regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.  Financial Statements and Exhibits

16.1    Letter of Ernst & Young LLP dated February 19, 2015
99.1    Earnings Release dated February 19, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS HEALTHCARE, INC.

Date: February 19, 2015	By: ______________________________
Michael S. Sherman Senior Vice President, General Counsel, Secretary and Assistant Treasurer